Exhibit 1.01

The Shyft Group, Inc.

Conflict Minerals Report

For the Year Ended December 31, 2024

This report for the calendar year ended December 31, 2024, is presented pursuant to Rule 13p-1 under the Securities Exchange Act of 1934 (the "Rule"). The Rule was adopted by the Securities and Exchange Commission ("SEC") to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 ("Dodd-Frank Act"). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain tantalum, tin, tungsten, or gold, which are necessary to the functionality or production of their products. The term "Conflict Minerals" is defined as columbite-tantalite (coltan), cassiterite, gold, wolframite, tantalum, tin, tungsten, and any other mineral or its derivatives determined by the U.S. Secretary of State to be financing conflict in the Democratic Republic of the Congo (DRC) or an adjoining country. The term "3TG" is defined as tantalum, tin, tungsten, and gold and their compounds.

If a registrant can establish that the 3TG in their supply chain originated from sources other than the Democratic Republic of the Congo or an adjoining country, as defined by the SEC (the "Covered Countries"), or from recycled and scrap sources, they must submit a Form SD which describes the Reasonable Country of Origin Inquiry ("RCOI") that the registrant completed.

If a registrant has reason to believe that any of the 3TG in their supply chain may have originated in the Covered Countries, or if they are unable to determine the country of origin of those conflict minerals, then the issuer must exercise due diligence on the conflict minerals' source and chain of custody. The registrant must annually submit a Conflict Minerals Report ("CMR") to the SEC that includes a description of those due diligence measures.

Company Overview

The Shyft Group, Inc. (“Shyft,” “we,” “us” or “our”) is a niche market leader in specialty vehicle manufacturing and assembly, catering to the commercial vehicle and recreational vehicle industries. Within the commercial segment, we focus on last-mile delivery, specialty service, and vocation-specific upfit solutions. Our product offerings include walk-in vans, truck bodies, and cargo van and pick-up truck upfits designed for e-commerce and parcel delivery, upfit equipment tailored for the mobile retail and utility trades, as well as contract manufacturing and assembly services for commercial vehicles. In the recreational vehicle industry, we produce luxury Class A diesel motorhome custom chassis. We also supply replacement parts and offer repair, maintenance, field service and refurbishment services for the vehicles that we produce. Our operating activities are conducted through our wholly-owned subsidiaries, including The Shyft Group USA, Inc., with locations in Novi, Charlotte, Plymouth and Roseville, Michigan; Bristol, Indiana; Waterville, Maine; Landisville, Pennsylvania; Pompano Beach, West Palm Beach and Miami, Florida; Kansas City, Missouri; Carson and McClellan Park, California; Mesa, Arizona; Weatherford, Texas; Lebanon, Tennessee; Oakland, Iowa; and Saltillo, Mexico.

Conflict Minerals Policy

Shyft and its subsidiaries endeavor to maintain the highest standards of ethical conduct and integrity in all areas of their business activities.

We are committed to working closely with our supply chain to ensure we fully comply with the requirements set forth in Section 1502 of the Dodd-Frank Act. We have implemented the Organization for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and are utilizing the conflict minerals reporting template (“CMRT”) owned by the Responsible Minerals Initiative (“RMI”), for exercising due diligence within our supply chain.

We do not knowingly source any product containing Conflict Minerals and we continue to work on our due diligence process to verify that the components we source do not contain Conflict Minerals. We have requested that our suppliers commit to responsible sourcing of 3TG used in the production of components supplied to us. We expect our suppliers to have in place policies and due diligence measures that will enable us to reasonably assure that products and components supplied to us containing 3TG are DRC conflict free. Our suppliers are requested to perform due diligence to determine the source of any 3TG that are contained in the components that they supply to us. Our suppliers’ due diligence is expected to include, where applicable, completion of the RMI Conflict Minerals reporting CMRT.

Our Conflict Minerals policy is posted on our website at http://www.theshyftgroup.com/about-us/supplier-info/.

RCOI & Due Diligence

Our due diligence measures have been designed to conform with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and the related Supplements for Gold and for Tin, Tantalum and Tungsten ("OECD Guidance").

Supply Chain

We rely on our direct suppliers to provide information on the origin of 3TG contained in components and materials supplied to us, including sources of 3TG that are supplied to them from lower tier suppliers. We have requested that our suppliers commit to the responsible sourcing of Conflict Minerals used in the production of components supplied to us. Our suppliers have been requested to perform due diligence to determine the source of any Conflict Minerals that are contained in the components that they supply to us. Our suppliers' due diligence is expected to include, where applicable, completion of the CMRT. The CMRT was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company's supply chain. It includes questions regarding a company's conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the CMRT contains questions about the origin of Conflict Minerals included in their products, as well as supplier due diligence. Written instructions and recorded training illustrating the use of the tool are available on RMI's website.

For the 2024 reporting year, all of our relevant suppliers were asked to complete the CMRT. This is a requirement set forth in all of our supplier contract agreements.

Due Diligence Process

We reviewed the components that are included in the products that we manufacture and supply that could contain 3TG that is necessary to the functionality or production of our products. Our due diligence measures have been designed to conform with the framework in the OECD Guidance.

Step One: Establish Strong Company Management Systems

Internal Team

At our corporate level, we have a cross-functional team, supplemented by a third-party consulting subject matter expert, to administer our program. This team is responsible for the management of our Conflict Minerals policy and providing support and instructions regarding due diligence measures to be followed for each of our segments.

Supplier Engagement

We have a robust supplier management plan for new and existing suppliers for Conflict Minerals. Existing suppliers are requested to comply with Shyft’s Global Supplier Standards Manual and Shyft’s Terms and Conditions, both of which include Conflict Minerals reporting requirements. Our internal supplier management processes also ensure supplier compliance with Conflict Minerals reporting requirements with key suppliers who are party to long-term agreements.

Grievance Mechanism

We maintain an ethics hotline, accessible at www.theshyftgroup.com, through which a party, including Shyft employees and suppliers, may submit reports or concerns regarding compliance, including with respect to Conflict Minerals.

Step Two: Identify and Assess Risk in the Supply Chain

All of our relevant suppliers were identified for inclusion in our 2024 RCOI. We rely on these suppliers, whose components we believe may contain 3TG, to provide us with information about the source of Conflict Minerals, if any, contained in the components supplied to us. Our direct suppliers are similarly reliant upon information provided by their suppliers.

We assess risk by reviewing our suppliers' responses provided in their respective CMRTs for risk indicators. Risk indicators identified from the CMRT reports are communicated back to our suppliers for awareness and continuous improvement in future Conflict Minerals reporting requirements.

Step Three: Design and Implement a Strategy to Respond to Risks

Relevant suppliers are requested to provide a CMRT for each reporting year. Supplier CMRTs are evaluated against a set list of data quality standards. Any discrepancies identified are sent back to the supplier for further investigation and corrective action.

Step Four: Carry Out Independent Third-Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

We do not typically have a direct relationship with 3TG smelters and refiners and do not perform or direct audits of these entities within our supply chain. We do track all smelters that have been audited via the RMI.

Step Five: Report on Supply Chain Due Diligence

We used the CMRT to conduct a survey of those suppliers described above. The CMRT is designed to facilitate disclosure and communication of information regarding smelters that provide material to a company's supply chain. It includes questions regarding a company's conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the CMRT contains questions about the origin of 3TG included in their products, as well as supplier due diligence. Written instructions and recorded training illustrating the use of the tool is available on RMI's website. The CMRT is being used by many companies in their due diligence processes related to Conflict Minerals.

For the 2024 reporting year, we received responses from suppliers representing 51% of our material spend. The data collected included the names of 653 entities listed by our suppliers as smelters or refiners. 399 of these entities were identified as validated to be Conflict-Free by the RMI. We compared these facilities to the RMI list of smelters and confirmed that the facilities identified as Conflict-Free were listed by RMI.

A majority of the responses received provided data at a company level or were unable to specify the smelters or refiners used. We are unable to determine whether any of the 3TG reported by our suppliers was contained in components or parts supplied to us or to validate that any of these smelters or refiners are actually in our supply chain. Requesting that our suppliers complete the CMRT regarding information about 3TG smelters and refiners in our supply chain represents the most reasonable effort we can make to determine the mines or locations of origin of the 3TG in our supply chain.

We remain committed to this process and will continue to refine and enhance our Conflict Minerals due diligence program. Based on the information obtained through our RCOI and the due diligence process, we do not have sufficient information to ascertain the country of origin of the 3TG used in our products.

Below is the list of smelters and refiners that were provided by our supply chain. Since reporting was completed at a company level, we cannot determine with certainty that these smelters are part of our supply chain.

Metal	Smelter Identification	Smelter Name	Smelter Country
Gold	CID000141	Bauer-Walser AG Germany	GERMANY
Gold	CID000328	DAEJIN INDUS CO. LTD	KOREA, REPUBLIC OF
Gold	CID000362	DODUCO CONTACTS & REFINING GMBH	GERMANY
Gold	CID000605	GUANGDONG HUA JIAN TRADE CO. LTD	CHINA
Gold	CID000611	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	CHINA
Gold	CID000670	Hang Seng Technology	CHINA
Gold	CID000718	Hetai Gold Mineral Guangdong Co., Ltd.	CHINA
Gold	CID000884	Jin Jinyin Refining Co., Ltd.	CHINA
Gold	CID000909	JINLONG COPPER CO. LTD	CHINA
Gold	CID001313	Nyrstar Metals	UNITED STATES OF AMERICA
Gold	CID001605	SHAN TOU SHI YONG YUAN JIN SHU ZAI SHENG CO. LTD	CHINA
Gold	CID001607	Shandon Jin Jinyin Refining Limited	CHINA
Gold	CID001612	SHANDONG HENGBANG SMELTER CO. LTD	CHINA
Gold	CID001616	Shandong penglai gold smelter	CHINA
Gold	CID001692	SHENZHEN HENG ZHONG INDUSTRY CO LTD.	CHINA
Gold	CID001745	SINO-PLATINUM METALS CO. LTD	CHINA
Gold	CID001857	TAIWAN TOTAI CO., LTD.	TAIWAN, PROVINCE OF CHINA
Gold	CID001977	UMICORE BRASIL LTDA	BRAZIL
Gold	CID002009	VIAGRA DI PRECIOUS METALS (ZHAOYUAN) CO. LTD	CHINA
Gold	CID002063	WUZHONG GROUP	CHINA
Gold	CID002076	Xiamen JInbo Metal Co., Ltd.	CHINA
Gold	CID002201	Zhaojun Maifu	CHINA
Gold	CID002205	ZHE JIANG GUANG YUAN NOBLE METAL SMELTING FACTORY	CHINA

Gold	CID002214	ZHONGKUANG GOLD INDUSTRY CO. LTD	CHINA
Gold	CID002219	ZHONGSHAN HYPER-TOXIC SUBSTANCE MONOPOLIZED CO. LTD	CHINA
Gold	CID002221	ZHONGSHAN POISON MATERIAL PROPRIETARY CO. LTD.	CHINA
Gold	CID002231	ZHUHAI TOXIC MATERIALS MONOPOLY LTD	CHINA
Gold	CID002459	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	CID002491	YUNNAN GOLD MINING GROUP CO. LTD (YGMG)	CHINA
Gold	CID002510	REPUBLIC METALS CORPORATION	UNITED STATES OF AMERICA
Gold	CID002519	HENAN YUGUANG GOLD & LEAD CO. LTD	CHINA
Gold	CID002529	ZHUZHOU SMELTING GROUP CO. LTD	CHINA
Gold	CID002596	ARY Aurum Plus	UNITED ARAB EMIRATES
Gold	CID002601	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL
Gold	CID002614	SHANDONG YANGGU XIANGGUANG CO. LTD	CHINA
Gold	CID002743	SuZhou ShenChuang recycling Ltd.	CHINA
Gold	CID002745	Tsai Brother industries	TAIWAN, PROVINCE OF CHINA
Gold	CID002777	SAXONIA Edelmetalle GmbH	GERMANY
Gold	CID002854	UNIVERSL PRECIOUS METALS REFINING ZAMBIA	ZAMBIA
Gold	CID002866	MORRIS AND WATSON GOLD COAST	AUSTRALIA
Gold	CID002899	Al Ghaith Gold	UNITED ARAB EMIRATES
Gold	CID002904	Hung Cheong Metal Manufacturing Limited	CHINA
Gold	CID003195	TSK PRETECH	KOREA, REPUBLIC OF
Gold	CID003226	Freeport Cobalt Oy	FINLAND

Gold	CID003421	C.I Metales Procesados Industriales SAS	COLOMBIA
Gold	CID003529	Sancus ZFS (L’Orfebre, SA)	COLOMBIA
Gold	CID003540	Sellem Industries Ltd.	MAURITANIA
Gold	CID003617	VALUE TRADING	BELGIUM
Gold	CID004433	KP Sanghvi International Airport	INDIA
Gold	CID004491	TITAN COMPANY LIMITED, JEWELLERY DIVISION	India
Gold	CID005006	Gasabo Gold Refinery Ltd	Rwanda
Gold	CID005014	Minera Titán del Perú SRL (MTP) - Belen Plant	Peru
Gold	CID000362	DODUCO Contacts and Refining GmbH	GERMANY
Gold	CID000605	Guangdong Hua Jian Trade Co., Ltd.	CHINA
Gold	CID002519	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold	CID000718	Hetai Gold Mineral Guangdong Co., Ltd.	UKNOWN
Gold	CID000884	Jin Jinyin Refining Co., Ltd.	UKNOWN
Gold	CID000909	Jinlong Copper Co., Ltd.	CHINA
Gold	CID004433	KP Sanghvi International Pvt Ltd	INDIA
Gold	CID001605	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA
Gold	CID001612	Shandong Hengbang Smelter Co., Ltd.	CHINA
Gold	CID002614	Shandong Yanggu Xiangguang Co., Ltd.	CHINA
Gold	CID001692	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA
Gold	CID001745	Sino-Platinum Metals Co., Ltd.	CHINA
Gold	CID002009	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA
Gold	CID002491	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA
Gold	CID002214	Zhongkuang Gold Industry Co., Ltd.	CHINA

Gold	CID002219	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	CHINA
Gold	CID002221	Zhongshan Poison Material Proprietary Co., Ltd.	CHINA
Gold	CID000920	Asahi Refining USA INC.	UNITED STATES OF AMERICA
Gold	CID001955	Torecom	KOREA, REPUBLIC OF
Gold	CID000077	Argor-Heraeus S.A.	SWITZERLAND
Gold	CID000425	Eco-System Recycling Co., Ltd.	JAPAN
Gold	CID001534	Royal Canadian Mint	CANADA
Gold	CID000981	Kojima Chemicals Co., Ltd.	JAPAN
Gold	CID000185	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	CID001188	Mitsubishi Materials Corporation	JAPAN
Gold	CID001078	LS MnM Inc.	KOREA, REPUBLIC OF
Gold	CID000113	Aurubis AG	GERMANY
Gold	CID005014	Minera Titan del Peru SRL (MTP) - Belen Plant	PERU
Gold	CID004755	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	CID004714	Impala Refineries – Platinum Metals Refinery (PMR)	SOUTH AFRICA
Gold	CID004697	Attero Recycling Pvt Ltd	INDIA
Gold	CID004435	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA
Gold	CID004010	Coimpa Industrial LTDA	BRAZIL
Gold	CID003690	NOBLE METAL SERVICES	UNITED STATES OF AMERICA
Gold	CID003666	Sam Precious Metals	UNITED ARAB EMIRATES
Gold	CID003663	Dongwu Gold Group	CHINA
Gold	CID003641	Gold by Gold Colombia	COLOMBIA
Gold	CID003615	WEEEREFINING	FRANCE
Gold	CID003575	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA

Gold	CID003557	Metallix Refining Inc.	UNITED STATES OF AMERICA
Gold	CID003548	MD Overseas	INDIA
Gold	CID003500	Alexy Metals	UNITED STATES OF AMERICA
Gold	CID003497	K.A. Rasmussen	NORWAY
Gold	CID003490	Emerald Jewel Industry India Limited (Unit 4)	INDIA
Gold	CID003489	Emerald Jewel Industry India Limited (Unit 3)	INDIA
Gold	CID003488	Emerald Jewel Industry India Limited (Unit 2)	INDIA
Gold	CID003487	Emerald Jewel Industry India Limited (Unit 1)	INDIA
Gold	CID003463	Kundan Care Products Ltd.	INDIA
Gold	CID003461	Augmont Enterprises Private Limited	INDIA
Gold	CID003425	Eco-System Recycling Co., Ltd. West Plant	JAPAN
Gold	CID003424	Eco-System Recycling Co., Ltd. North Plant	JAPAN
Gold	CID003383	Sovereign Metals	INDIA
Gold	CID003382	CGR Metalloys Pvt Ltd.	INDIA
Gold	CID003348	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES
Gold	CID003324	QG Refining, LLC	UNITED STATES OF AMERICA
Gold	CID003189	NH Recytech Company	KOREA, REPUBLIC OF
Gold	CID003186	Gold Coast Refinery	GHANA
Gold	CID003153	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	CID002973	Safimet S.p.A	ITALY
Gold	CID002920	ABC Refinery Pty Ltd.	AUSTRALIA
Gold	CID002919	Planta Recuperadora de Metales SpA	CHILE
Gold	CID002918	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	CID002893	JALAN & Company	INDIA
Gold	CID002872	Pease & Curren	UNITED STATES OF AMERICA
Gold	CID002867	Degussa Sonne / Mond Goldhandel GmbH	GERMANY

Gold	CID002865	KYSHTYM COPPER-ELECTROLYTIC PLANT ZAO	RUSSIAN FEDERATION
Gold	CID002863	Bangalore Refinery	INDIA
Gold	CID002857	Modeltech Sdn Bhd	MALAYSIA
Gold	CID002853	Sai Refinery	INDIA
Gold	CID002852	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold	CID002850	AU Traders and Refiners	SOUTH AFRICA
Gold	CID002779	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	CID002778	WIELAND Edelmetalle GmbH	GERMANY
Gold	CID002765	Italpreziosi	ITALY
Gold	CID002763	8853 S.p.A.	ITALY
Gold	CID002762	L'Orfebre S.A.	ANDORRA
Gold	CID002761	SAAMP	FRANCE
Gold	CID002760	Albino Mountinho Lda.	PORTUGAL
Gold	CID002750	Shenzhen CuiLu Gold Co., Ltd.	CHINA
Gold	CID002708	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	CID002615	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	CID002606	Marsam Metals	BRAZIL
Gold	CID002605	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	CID002588	Shirpur Gold Refinery Ltd.	INDIA
Gold	CID002587	Industrial Refining Company	BELGIUM
Gold	CID002584	Fujairah Gold FZC	UNITED ARAB EMIRATES
Gold	CID002582	REMONDIS PMR B.V.	NETHERLANDS
Gold	CID002580	T.C.A S.p.A	ITALY
Gold	CID002567	Sudan Gold Refinery	SUDAN
Gold	CID002563	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	CID002562	International Precious Metal Refiners	UNITED ARAB EMIRATES
Gold	CID002561	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	CID002560	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES

Gold	CID002527	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Gold	CID002525	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	CID002516	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	CID002515	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	CID002511	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	CID002509	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	CID002314	Umicore Precious Metals Thailand	THAILAND
Gold	CID002312	Guangdong Jinding Gold Limited	CHINA
Gold	CID002290	Safina a.s.	CZECHIA
Gold	CID002282	Morris and Watson	NEW ZEALAND
Gold	CID002243	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	CID002129	Yokohama Metal Co., Ltd.	JAPAN
Gold	CID002100	Yamakin Co., Ltd.	JAPAN
Gold	CID002030	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Gold	CID002003	Valcambi S.A.	SWITZERLAND
Gold	CID001993	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	CID001980	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	CID001947	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	CID001938	Tokuriki Honten Co., Ltd.	JAPAN
Gold	CID001916	Shandong gold smelting Co., Ltd.	CHINA
Gold	CID001909	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA

Gold	CID001875	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	CID001810	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	CID001798	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	CID001761	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	CID001736	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	CID001619	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	CID001585	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	CID001562	SAMWON METALS Corp.	KOREA, REPUBLIC OF
Gold	CID001546	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	CID001512	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	CID001498	PX Precinox S.A.	SWITZERLAND
Gold	CID001397	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	CID001362	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	CID001352	MKS PAMP SA	SWITZERLAND
Gold	CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	CID001325	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	CID001259	Nihon Material Co., Ltd.	JAPAN
Gold	CID001236	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	CID001204	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION

Gold	CID001193	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	CID001161	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	CID001157	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	CID001153	Metalor Technologies S.A.	SWITZERLAND
Gold	CID001152	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	CID001149	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	CID001147	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	CID001119	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	CID001113	Materion	UNITED STATES OF AMERICA
Gold	CID001093	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	CID001058	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	CID001056	Lingbao Gold Co., Ltd.	CHINA
Gold	CID001032	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	CID001029	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	CID000969	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	CID000957	Kazzinc	KAZAKHSTAN
Gold	CID000956	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	CID000937	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	CID000929	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	CID000927	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	CID000924	Asahi Refining Canada Ltd.	CANADA
Gold	CID000855	Jiangxi Copper Co., Ltd.	CHINA
Gold	CID000823	Japan Mint	JAPAN
Gold	CID000814	Istanbul Gold Refinery	TURKEY
Gold	CID000807	Ishifuku Metal Industry Co., Ltd.	JAPAN

Gold	CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	CID000778	HwaSeong CJ Co., Ltd.	KOREA, REPUBLIC OF
Gold	CID000773	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
Gold	CID000767	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	CID000711	Heraeus Germany GmbH Co. KG	GERMANY
Gold	CID000707	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	CID000694	Heimerle + Meule GmbH	GERMANY
Gold	CID000689	LT Metal Ltd.	KOREA, REPUBLIC OF
Gold	CID000671	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	CID000651	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	CID000522	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold	CID000493	JSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	CID000425	Eco-System Recycling Co., Ltd. East Plant	JAPAN
Gold	CID000401	Dowa	JAPAN
Gold	CID000359	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	CID000343	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	CID000264	Chugai Mining	JAPAN
Gold	CID000233	Chimet S.p.A.	ITALY
Gold	CID000197	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	CID000189	Cendres + Metaux S.A.	SWITZERLAND
Gold	CID000180	Caridad	MEXICO
Gold	CID000176	C. Hafner GmbH + Co. KG	GERMANY
Gold	CID000157	Boliden Ronnskar	SWEDEN
Gold	CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES

Gold	CID000103	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	CID000090	Asaka Riken Co., Ltd.	JAPAN
Gold	CID000082	Asahi Pretec Corp.	JAPAN
Gold	CID000058	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	CID000035	Agosi AG	GERMANY
Gold	CID000019	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	CID000015	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	CID002525	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold	CID000909	Jinlong Copper Co.,Ltd.	CHINA
Gold	CID002614	Shandong Yanggu Xiangguang Co. Ltd.	CHINA
Gold	CID002614	Shandong Zhongkuang Group Co.,Ltd.	CHINA
Gold	CID001386	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	CID003185	African Gold Refinery	UGANDA
Gold	CID001555	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	CID000157	Boliden AB	SWEDEN
Gold	CID001078	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Tantalum	CID004813	Jiangxi Sanshi Nonferrous Metals Co., Ltd	China
Tantalum	CID000059	ANHUI HERRMAN IMPEX CO.	CHINA
Tantalum	CID000092	Asaka Riken Co. LTD	JAPAN
Tantalum	CID000211	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	CID000261	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tantalum	CID000456	EXOTECH INC.	UNITED STATES OF AMERICA
Tantalum	CID000520	Gannon & Scott	UNITED STATES OF AMERICA
Tantalum	CID001108	Malaysia Smelting Corporation (MSC)	MALAYSIA

Tantalum	CID001115	Materion	UNITED STATES OF AMERICA
Tantalum	CID001541	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tantalum	CID001634	Shanghai Jiangxi Metals Co., Ltd.	CHINA
Tantalum	CID002232	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tantalum	CID002547	H. C. STARCK HERMSDORF GMBH	GERMANY
Tantalum	CID002556	Plansee SE Reutte	AUSTRIA
Tantalum	CID002566	TAIKE TECHNOLOGY (SUZHOU) CO. LTD	CHINA
Tantalum	CID002568	KEMET BLUE POWDER	UNITED STATES OF AMERICA
Tantalum	CID002705	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tantalum	CID002847	META MATERIALS	NORTH MACEDONIA
Tantalum	CID002861	ULVAC Inc.	JAPAN
Tantalum	CID003159	RFH Metals & Chemicals Co., Ltd.	CHINA
Tantalum	CID003191	JIUJANG JANNY NEW MATERIAL CO. LTD	CHINA
Tantalum	CID003402	CP METALS INC.	UNITED STATES OF AMERICA
Tantalum	CID003498	V & D NEW MATERIALS (JIANGSU) CO. LTD	CHINA
Tantalum	CID003972	Baoji Towin Rare Metals Co., Ltd.	CHINA
Tantalum	CID003973	XIMEI RESOURCES (GUIZHOU) TECHNOLOGY CO. LTD	CHINA
Tantalum	CID004431	CMT Rare Metal Advanced Materials (Hunan) Co., Ltd.	CHINA
Tantalum	CID000059	ANHUI HERRMAN IMPEX CO.	CHINA
Tantalum	CID002547	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	CID002566	Taike Technology(Suzhou)Co.,Ltd.	CHINA
Tantalum	CID001192	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	CID001969	Ulba	KAZAKHSTAN

Tantalum	CID004054	PowerX Ltd.	RWANDA
Tantalum	CID003926	5D Production OU	ESTONIA
Tantalum	CID003583	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA
Tantalum	CID002842	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	CID002707	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	CID002558	Global Advanced Metals Aizu	JAPAN
Tantalum	CID002557	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	CID002550	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tantalum	CID002549	TANIOBIS Japan Co., Ltd.	JAPAN
Tantalum	CID002548	Materion Newton Inc.	UNITED STATES OF AMERICA
Tantalum	CID002545	TANIOBIS GmbH	GERMANY
Tantalum	CID002544	TANIOBIS Co., Ltd.	THAILAND
Tantalum	CID002539	KEMET de Mexico	MEXICO
Tantalum	CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	CID002505	FIR Metals & Resource Ltd.	CHINA
Tantalum	CID002504	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	CID001969	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	CID001891	Telex Metals	UNITED STATES OF AMERICA
Tantalum	CID001869	Taki Chemical Co., Ltd.	JAPAN
Tantalum	CID001769	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	CID001522	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA

Tantalum	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	CID001200	NPM Silmet AS	ESTONIA
Tantalum	CID001175	Mineracao Taboca S.A.	BRAZIL
Tantalum	CID001163	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	CID001076	AMG Brasil	BRAZIL
Tantalum	CID000917	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	CID000616	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA
Tantalum	CID000460	F&X Electro-Materials Ltd.	CHINA
Tantalum	CID000291	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	CID002705	Baoji Towin Rare Metals Co.,Ltd.	CHINA
Tantalum	CID002547	QSIL Metals Hermsdorf GmbH	GERMANY
Tantalum	CID003973	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CHINA
Tantalum	CID003498	V&D New Materials (Jiangsu) Co., Ltd.	CHINA
Tantalum	CID000092	Asaka Riken Co., Ltd.	JAPAN
Tantalum	CID002508	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	CID003191	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	CID001508	QuantumClean	UNITED STATES OF AMERICA
Tin	CID000244	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	CID000278	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	CID000306	CV Gita Pesona	INDONESIA
Tin	CID000315	CV UNITED SMELTING	INDONESIA

Tin	CID000376	DONGGUAN CIDY XIDA SOLDERING TIN PRODUCTS CO	CHINA
Tin	CID000377	Dongguan Best Alloys Co., Ltd.	China
Tin	CID000466	FEINHUTTE HALSBRUCKE GMBH	GERMANY
Tin	CID000553	DEJIU YUINXI GROUIP CORP	CHINA
Tin	CID000626	Guangxi Nonferrous Metals Group	CHINA
Tin	CID000628	GUANGXI ZHONGSHAN JIN YI SMELTING CO. LTD	CHINA
Tin	CID000720	HEXHOU JINWEI TIN CO. LTD	CHINA
Tin	CID000760	HUICHANG JINSHUNDA TIN CO. LTD	CHINA
Tin	CID000835	Jean Goldschmidt International (JGI Hydrometal)	BELGIUM
Tin	CID000841	JIANG XI JIA WANG TECHNOLOGY TIN PRODUCTS ENVIRONMENTAL LTD	CHINA
Tin	CID001098	MA AN SHAN SHU GUANG SMELTER CORP	CHINA
Tin	CID001112	MATERIALS ECO-REFINING CO. LTD	JAPAN
Tin	CID001136	METAHUB INDUSTRIES SDN. BHD	MALAYSIA
Tin	CID001172	MINCHALI METAL INDUSTRY CO. LTD	TAIWAN, PROVINCE OF CHINA
Tin	CID001177	MING LI JIA SMELT METAL FACTORY	CHINA
Tin	CID001434	PT DS JAYA ABADI	INDONESIA
Tin	CID001438	PT EUNINDO USAHA MANDIRI	INDONESIA
Tin	CID001448	PT KARIMUN MINING	INDONESIA
Tin	CID001471	PT SUMBER JAYA INDAH	INDONESIA
Tin	CID001606	SHAN TOU SHI YONG YUAN JIN SHU ZAI SHENG CO. LTD	CHINA
Tin	CID001648	Shangrao Xuri Smelting Factory	CHINA

Tin	CID001694	SHENZHEN HONG CHANG METAL MANUFACTURING FACTORY	CHINA
Tin	CID001731	Sichuan Guanghan Jiangnan casting smelters	CHINA
Tin	CID001758	SOFT METAIS LTDA	BRAZIL
Tin	CID001822	SUZHOU NUONENGDA CHEMICAL CO. LTD	CHINA
Tin	CID001841	Tai Perng	JAPAN
Tin	CID001845	TAICANG CITY NANCANG METAL MATERIAL CO. LTD.	CHINA
Tin	CID001852	TAIWAN HUANLIANG	TAIWAN, PROVINCE OF CHINA
Tin	CID001920	Three green surface technology limited company	CHINA
Tin	CID001932	TIN PLATING GEJIU	CHINA
Tin	CID001943	TONG LONG	CHINA
Tin	CID001954	TOP-TEAM TECHNOLOGY (SHENZHEN) LTD	CHINA
Tin	CID002023	WANG TING	CHINA
Tin	CID002057	WUJIANG CITY LUXE TIN FACTORY	CHINA
Tin	CID002090	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA
Tin	CID002099	XURI	CHINA
Tin	CID002121	Yifeng Tin	CHINA
Tin	CID002123	YIQUAN MANUFACTURING	CHINA
Tin	CID002147	YUECHENG TIN CO. LTD	CHINA
Tin	CID002162	Yunnan Chengo Electric Smelting Plant	CHINA
Tin	CID002164	YUNNAN COPPER ZINC INDUSTRY CO. LTD	CHINA
Tin	CID002166	Yunnan Gejiu Smelting Corp.	CHINA
Tin	CID002173	YUNNAN INDUSTRIAL CO. LTD	CHINA
Tin	CID002220	ZHONGSHAN JINYE SMELTING CO. LTD	CHINA

Tin	CID002274	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHINA
Tin	CID002281	LIAN JING	CHINA
Tin	CID002309	YUNNAN MAIPO BAIYI KUANGYE CO.	CHINA
Tin	CID002408	SIGMA TIN ALLOY CO. LTD	CHINA
Tin	CID002428	XIAMEN HONGLU TUNGSTEN MOLYBDENUM CO. LTD	CHINA
Tin	CID002436	SOLDER COURT LTD	CHINA
Tin	CID002530	PT INTI STANIA PRIMA	INDONESIA
Tin	CID002592	CV DUA SEKAWAN	INDONESIA
Tin	CID002635	HONGQIAO METALS (KUNSHAN) CO. LTD	CHINA
Tin	CID002786	CHOFU WORKS	CHINA
Tin	CID002819	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tin	CID002829	PT KIJANMG JAYA MANDIRI	INDONESIA
Tin	CID002834	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIETNAM
Tin	CID002848	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	CID002849	GUANYANG GUIDA NONFERROUS METALS SMELTING PLANT	CHINA
Tin	CID002859	GEJIU JINYE MINERAL COMPANY	CHINA
Tin	CID002870	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	CID002946	XIANGHUALING TIN INDUSTRY CO. LTD	CHINA
Tin	CID003380	PT Masbro Alam Stania	INDONESIA
Tin	CID003395	OMODEO A E S METALLEGHE SRL	ITALY
Tin	CID003474	TRATHO Metal Quimica	Brazil
Tin	CID003579	Dragon Silver Holdings Limited	CHINA
Tin	CID003581	RIAN RESOURCES SDN BHD	MALAYSIA
Tin	CID004724	Woodcross Smelting Company Limited	Uganda

Tin	CID005067	PT Arsed Indonesia	Indonesia
Tin	CID005189	P Kay Metal, Inc	United States Of America
Tin	CID000376	Dongguan City Xida Soldering Tin Products Co.	CHINA
Tin	CID000553	Gejiu Yunxi Group Corp.	CHINA
Tin	CID000628	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHINA
Tin	CID000720	Hezhou Jinwei Tin Co., Ltd.	CHINA
Tin	CID002635	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Tin	CID000841	Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.	CHINA
Tin	CID001098	Ma An Shan Shu Guang Smelter Corp.	CHINA
Tin	CID001112	Materials Eco-Refining Co., Ltd.	JAPAN
Tin	CID001136	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	CID001172	Minchali Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	CID003581	Rian Resources SDN. BHD.	MALAYSIA
Tin	CID001606	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA
Tin	CID001694	Shenzhen Hong Chang Metal Manufacturing Factory	CHINA
Tin	CID002408	Sigma Tin Alloy Co., Ltd.	CHINA
Tin	CID001822	Suzhou Nuonengda Chemical Co., Ltd.	CHINA
Tin	CID001954	Top-Team Technology (Shenzhen) Ltd.	CHINA
Tin	CID002147	Yuecheng Tin Co., Ltd.	CHINA
Tin	CID002164	Yunnan Copper Zinc Industry Co., Ltd.	CHINA
Tin	CID002173	Yunnan Industrial Co., Ltd.	CHINA
Tin	CID002309	Yunnan Malipo Baiyi Kuangye Co.	CHINA

Tin	CID001898	Thaisarco	THAILAND
Tin	CID000292	Alpha	UNITED STATES OF AMERICA
Tin	CID001182	Minsur	PERU
Tin	CID001191	Mitsubishi Materials Corporation	JAPAN
Tin	CID000468	Fenix Metals	POLAND
Tin	CID004796	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA
Tin	CID004754	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA
Tin	CID004692	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA
Tin	CID004434	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA
Tin	CID004403	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN
Tin	CID004065	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE
Tin	CID003868	PT Putera Sarana Shakti (PT PSS)	INDONESIA
Tin	CID003582	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL
Tin	CID003524	CRM Synergies	SPAIN
Tin	CID003486	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL
Tin	CID003449	PT Mitra Sukses Globalindo	INDONESIA
Tin	CID003410	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA
Tin	CID003409	Precious Minerals and Smelting Limited	INDIA
Tin	CID003397	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA

Tin	CID003387	Luna Smelter, Ltd.	RWANDA
Tin	CID003379	Ma'anshan Weitai Tin Co., Ltd.	CHINA
Tin	CID003356	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Tin	CID003325	Tin Technology & Refining	UNITED STATES OF AMERICA
Tin	CID003208	Pongpipat Company Limited	MYANMAR
Tin	CID003190	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	CID003116	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	CID002858	Modeltech Sdn Bhd	MALAYSIA
Tin	CID002844	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	CID002776	PT Bangka Prima Tin	INDONESIA
Tin	CID002774	Aurubis Berango	SPAIN
Tin	CID002773	Aurubis Beerse	BELGIUM
Tin	CID002756	Super Ligas	BRAZIL
Tin	CID002706	Resind Industria e Comercio Ltda.	BRAZIL
Tin	CID002703	An Vinh Joint Stock Mineral Processing Company	VIETNAM
Tin	CID002696	PT Cipta Persada Mulia	INDONESIA
Tin	CID002593	PT Rajehan Ariq	INDONESIA
Tin	CID002574	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin	CID002573	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin	CID002572	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM
Tin	CID002570	CV Ayi Jaya	INDONESIA
Tin	CID002517	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	CID002503	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	CID002500	Melt Metais e Ligas S.A.	BRAZIL

Tin	CID002468	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	CID002180	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA
Tin	CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	CID002036	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	CID002015	VQB Mineral and Trading Group JSC	VIETNAM
Tin	CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	CID001539	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	CID001482	PT Timah Tbk Mentok	INDONESIA
Tin	CID001477	PT Timah Tbk Kundur	INDONESIA
Tin	CID001458	PT Prima Timah Utama	INDONESIA
Tin	CID001453	PT Mitra Stania Prima	INDONESIA
Tin	CID001337	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	CID001305	Novosibirsk Tin Combine	RUSSIAN FEDERATION
Tin	CID001231	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	CID001173	Mineracao Taboca S.A.	BRAZIL
Tin	CID001142	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	CID001105	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	CID001070	China Tin Group Co., Ltd.	CHINA
Tin	CID000942	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	CID000448	Estanho de Rondonia S.A.	BRAZIL

Tin	CID000438	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	CID000402	Dowa	JAPAN
Tin	CID000313	PT Premium Tin Indonesia	INDONESIA
Tin	CID000228	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	CID000357	DingNan JiaWang HuanBao Co. LTD	CHINA
Tin	CID00062	Guangxi Zhongshan Jin Yi Smelting Co., Ltd	CHINA
Tin	CID001113	Materials Eco-Refining CO.,LTD	JAPAN
Tin	CID001193	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tin	CID002478	PT Tirus Putra Mandiri	INDONESIA
Tin	CID001399	PT Artha Cipta Langgeng	INDONESIA
Tin	CID000292	Alpha Assembly Solutions Inc	UNITED STATES OF AMERICA
Tin	CID002455	CV Venus Inti Perkasa	INDONESIA
Tin	CID001419	PT Bangka Tin Industry	INDONESIA
Tin	CID001421	PT Belitung Industri Sejahtera	INDONESIA
Tin	CID001402	PT Babel Inti Perkasa	INDONESIA
Tin	CID001457	PT Panca Mega Persada	INDONESIA
Tin	CID001758	Soft Metais Ltda.	BRAZIL
Tin	CID001406	PT Babel Surya Alam Lestari	INDONESIA
Tin	CID003205	PT Bangka Serumpun	INDONESIA
Tin	CID000309	PT Aries Kencana Sejahtera	INDONESIA
Tin	CID002835	PT Menara Cipta Mulia	INDONESIA
Tin	CID000760	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	CID001428	PT Bukit Timah	INDONESIA
Tin	CID002816	PT Sukses Inti Makmur (SIM)	INDONESIA
Tin	CID003381	PT Rajawali Rimba Perkasa	INDONESIA
Tin	CID001460	PT Refined Bangka Tin	INDONESIA
Tin	CID001486	PT Timah Nusantara	INDONESIA

Tin	CID001463	PT Sariwiguna Binasentosa	INDONESIA
Tin	CID001468	PT Stanindo Inti Perkasa	INDONESIA
Tin	CID003831	DS Myanmar	MYANMAR
Tin	CID001490	PT Tinindo Inter Nusa	INDONESIA
Tin	CID001493	PT Tommy Utama	INDONESIA
Tin	CID002816	PT Sukses Inti Makmur	INDONESIA
Tin	CID001448	PT Karimun Mining	INDONESIA
Tin	CID002593	PT Rajehan Ariq	INDONESIA
Tungsten	CID000499	FUJIAN JINXIN TUNGSTEN CO. LTD	CHINA
Tungsten	CID000875	China National Non Ferrous	CHINA
Tungsten	CID001116	Materion	UNITED STATES OF AMERICA
Tungsten	CID001181	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tungsten	CID001195	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tungsten	CID001280	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten	CID001470	PT Stanindo Inti Perkasa	INDONESIA
Tungsten	CID001485	PT Timah (Persero), Tbk	INDONESIA
Tungsten	CID001764	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Tungsten	CID001801	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tungsten	CID001889	TEJING (VIETNAM) TUNGSTEN CO. LTD	VIETNAM
Tungsten	CID001901	Thaisarco	THAILAND
Tungsten	CID002011	VIETNAM YOUNGSUN TUNGSTEN INDUSTRY CO. LTD	VIETNAM
Tungsten	CID002095	SHAOGUAN XINHAI RENDAN TUNGSTEN INDUSTRY CO. LTD	CHINA
Tungsten	CID002195	ZHANGZHOU CHUEN BAO APT SMELTERY CO. LTD	CHINA
Tungsten	CID002235	Zhuzhou Cement Carbide	CHINA
Tungsten	CID002536	GANZHOU YATAI TUNGSTEN CO. LTD	CHINA

Tungsten	CID002538	SANHER TUNGSTEN VIETNAM CO. LTD	VIETNAM
Tungsten	CID002579	HUNAN CHUANGDA VANADIUM TUNGSTEN CO. LTD WUJI	CHINA
Tungsten	CID002644	GANZHOU BESEEM FERROTUNGSTEN CO. LTD	CHINA
Tungsten	CID002645	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	CID002647	JIANGXI DAYU LOMNGXINTAI TUNGSTEN CO. LTD	CHINA
Tungsten	CID002659	Tungsten Diversified Industries LLC	UNITED STATES OF AMERICA
Tungsten	CID002704	AVON SPECIALITY METALS LTD	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tungsten	CID002815	SOUTH-EASE NONFERROUS METAL COMPANY LIMITED OF HENGAYANG CITY	CHINA
Tungsten	CID002830	XINFENG HUARUI TUNGSTEN & MOLYBDENUM NEW MATERIAL CO. LTD	CHINA
Tungsten	CID002843	WOLTECH KOREA CO. LTD	KOREA, REPUBLIC OF
Tungsten	CID003182	HUNAN LITLAN TUNGSTEN INDUSTRY CO. LTD	CHINA
Tungsten	CID003388	KGETS CO. LTD	KOREA, REPUBLIC OF
Tungsten	CID003401	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Tungsten	CID003448	CP METALS INC.	UNITED STATES OF AMERICA
Tungsten	CID003580	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	CHINA
Tungsten	CID004068	Plansee Composite Materials GmbH	GERMANY
Tungsten	CID005017	LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	Lao People's Democratic Republic
Tungsten	CID002644	Ganzhou Beseem Ferrotungsten Co., Ltd.	CHINA

Tungsten	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	CID003388	KGETS Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	CID002538	Sanher Tungsten Vietnam Co., Ltd.	VIETNAM
Tungsten	CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	CID002195	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	CHINA
Tungsten	CID002235	Zhuzhou Cemented Carbide	CHINA
Tungsten	CID000875	Jiangxi Tungsten Co Ltd	CHINA
Tungsten	CID000875	Jiangxi Tungsten Industry Group Co. Ltd.	CHINA
Tungsten	CID000568	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	CID000105	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	CID005017	LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	LAOS
Tungsten	CID004797	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES
Tungsten	CID004619	Kenee Mining Corporation Vietnam	VIETNAM
Tungsten	CID004438	Philippine Carreytech Metal Corp.	PHILIPPINES
Tungsten	CID004430	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA
Tungsten	CID004397	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	CID004060	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF
Tungsten	CID004056	MALAMET SMELTING SDN. BHD.	MALAYSIA
Tungsten	CID004034	Nam Viet Cromit Joint Stock Company	VIETNAM
Tungsten	CID003993	Tungsten Vietnam Joint Stock Company	VIETNAM
Tungsten	CID003978	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF

Tungsten	CID003662	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA
Tungsten	CID003643	LLC Vostok	RUSSIAN FEDERATION
Tungsten	CID003614	OOO “Technolom” 1	RUSSIAN FEDERATION
Tungsten	CID003612	OOO “Technolom” 2	RUSSIAN FEDERATION
Tungsten	CID003609	Fujian Xinlu Tungsten Co., Ltd.	CHINA
Tungsten	CID003553	Artek LLC	RUSSIAN FEDERATION
Tungsten	CID003468	Cronimet Brasil Ltda	BRAZIL
Tungsten	CID003427	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL
Tungsten	CID003417	Hubei Green Tungsten Co., Ltd.	CHINA
Tungsten	CID003416	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION
Tungsten	CID003408	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION
Tungsten	CID003407	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	CID002845	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	CID002833	ACL Metais Eireli	BRAZIL
Tungsten	CID002827	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	CID002724	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	CID002649	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	CID002641	China Molybdenum Tungsten Co., Ltd.	CHINA
Tungsten	CID002589	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	CID002543	Masan High-Tech Materials	VIETNAM
Tungsten	CID002542	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tungsten	CID002541	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	CID002513	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA

Tungsten	CID002502	Asia Tungsten Products Vietnam Ltd.	VIETNAM
Tungsten	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	CID002319	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	CID002313	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	CID002082	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	CID002044	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	CID000966	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	CID000825	Japan New Metals Co., Ltd.	JAPAN
Tungsten	CID000769	Hunan Jintai New Material Co., Ltd.	CHINA
Tungsten	CID000568	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA
Tungsten	CID000281	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tungsten	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	CID000218	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	CID000004	A.L.M.T. Corp.	JAPAN
Tungsten	CID000766	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	CID002579	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	CID002704	Avon Specialty Metals Ltd	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND

Our efforts to pinpoint the mine or location of origin of the 3TG used in our products involved the due diligence measures detailed in this report. Specifically, as independent third-party audit programs verify the existence of sufficient evidence concerning the country, mine, and/or location of origin of the 3TG processed by the audited smelter or refiner facilities, we relied on the information provided by these programs for the smelters and refiners in our supply chain. Despite these measures, we could not definitively determine the country of origin and/or chain of custody of all necessary 3TG processed by these facilities for this reporting period.